Exhibit 10.4

TIERED PRICING AMENDMENT TO
DIGITAL MUSIC AND/OR VIDEO DOWNLOAD SALES AGREEMENTS

Apple Inc. f/k/a Apple Computer, Inc. and/or its worldwide affiliates responsible for the operation of the Online Store (including iTunes S.a.r.l., Apple Pty Limited and iTunes K.K.) (collectively, “ITUNES”) and

Digital Rights Agency / DRA

("COMPANY," and collectively with ITUNES, the “Parties”) have entered into certain Digital Music Download Sales Agreements and/or Digital Video Download Sales Agreements pursuant to which ITUNES is authorized, among other things, to sell COMPANY’s sound recordings and/or music videos as permanent downloads, which have the following iTunes Contract Numbers:

[xxxxxx]	Music/Music Video	United States/Canada
[xxxxxx]	Music/Music Video	Japan
[xxxxxx]	Music/Music Video	Europe
[xxxxxx]	Music/Music Video	Australia/New Zealand

(collectively, the “Agreements”).  The Parties hereby agree to amend each of the Agreements as follows and as set forth on the Schedule applicable to each Agreement:

1.	Section 1. Section 1 of each Agreement shall be replaced in its entirety by the following, except that the definition of “Territory” shall remain as before and shall be re-numbered as Section 1(i):

“The following terms shall have the following meanings for purposes of this Agreement:

a.
“Artwork” means album cover artwork, screen shots and/or any other artwork relating to COMPANY Content that COMPANY has cleared for use by ITUNES pursuant to the terms of this Agreement.  COMPANY shall not provide to ITUNES any artwork that has not been so cleared.

b.
“COMPANY Content” means sound recordings owned or controlled by COMPANY that COMPANY has cleared for use by ITUNES pursuant to the terms of this Agreement.  COMPANY shall not provide to ITUNES any sound recordings that have not been so cleared.

c.
“Content File” means each digital file containing COMPANY Content, applicable Artwork, parental advisory notices, copyright notices, and associated metadata (e.g., artist name, track or video title, track or video title version, territories cleared for sale, copyright notice, ISRC, UPC and corresponding album title and editorial content data).

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

1 of 5

d.
“eMaster” means a copy of COMPANY Content in DRM-free digital format suitable for exploitation on the Online Store (provided that the audio quality and integrity attributable to such format shall at all times be commensurate with the sound quality and integrity generally attributable to the format of third party sound recordings available on the Online Store), which ITUNES may sell on the Online Store pursuant to the terms and conditions of this Agreement.

e.	“Fulfillment Activities” means sales activities relating to the sale and delivery of COMPANY’s eMasters pursuant to the terms and conditions of this Agreement.

f.	“iTunes Connect” means the proprietary iTunes Connect site, free access to which is provided by ITUNES to COMPANY during the Term subject to acceptance of applicable terms and conditions.

g.
“Online Store” means an electronic store and its storefronts branded, and owned and/or controlled by ITUNES or an affiliate of ITUNES, from which end users can receive eMasters by any means for use as permitted hereunder.

h.	“Term” means the period beginning on the Effective Date and continuing until terminated (i) under Section 14(a), or (ii) [xxxxxx].”

2.	Section 2. Section 2 of each Agreement shall be amended as follows:

•	The words “for end users’ personal and non-commercial use” shall be added at the end of the first sentence of Section 2(a).

•	The reference to “Exhibit C-1” in Section 2(a)(ii) shall be replaced by a reference to “this Agreement”.

•	The following sentence shall be added at the end of Section 2(b): “For avoidance of doubt, ITUNES shall have no obligation to exercise any of the rights granted to it hereunder.”

•
Section 2(c) shall be re-numbered as Section 2(d), and a new Section 2(c) shall be added as follows:  “Clips may be no longer than [xxxxxx].  Clips may be created by ITUNES from the applicable COMPANY Content.”

3.	Section 3. Section 3 of each Agreement shall be amended as follows:

•	The last sentence of Section 3(a) shall be deleted.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

2 of 5

•
Section 3(c) shall be replaced by the following:  “COMPANY shall deliver Content Files to ITUNES, at COMPANY's expense, in the delivery format and via the delivery method reasonably specified by ITUNES on iTunes Connect at the time of COMPANY’s delivery of the Content Files.  COMPANY acknowledges that the specified delivery methods may require certain hardware and/or software.”

4.	Section 6. Section 6 of each Agreement shall be amended as follows:

•
Section 6(a) shall be replaced by the following:  “ITUNES shall condition sale and delivery of eMasters upon an end user’s acknowledgement of terms of use for such eMasters (“Terms of Use”), which Terms of Use shall, at a minimum, provide that end users obtaining eMasters from ITUNES pursuant to the terms of this Agreement may use such eMasters solely for the end user’s personal and non-commercial use and that the sale of eMasters does not transfer to the end user any commercial or promotional use rights in the eMasters.”

•
Section 6(c) shall be replaced by the following:  “If there is a change of circumstance during the Term as a result of which COMPANY reasonably believes that it does not have, or no longer has, the rights necessary to authorize ITUNES to use any COMPANY Content or Artwork as provided for herein, or COMPANY reasonably believes that ITUNES’ continued sale of any COMPANY Content or Artwork will substantially harm COMPANY’s relations, or violates the terms of any of COMPANY’S agreements, with any applicable copyright owner, artist, producer, director (in the case of audio-visual content) or distributor (each a “Clearance Issue”), then COMPANY shall have the right to withdraw authorization for the distribution of such COMPANY Content or Artwork to the extent of such Clearance Issue using iTunes Connect or via other technical means provided by ITUNES.  ITUNES shall cease to offer such COMPANY Content or Artwork for sale within [xxxxxx] of such withdrawal.  COMPANY shall promptly re-authorize ITUNES’ distribution of such COMPANY Content or Artwork if it has been re-cleared for distribution by ITUNES hereunder.  COMPANY shall not withdraw any authorization with respect to COMPANY Content or Artwork if COMPANY continues to provide such authorization to any other on-line digital distributor of COMPANY Content in the Territory.”

•	The words “For avoidance of doubt, and without limiting ITUNES’ other rights hereunder,” shall be added to the beginning of Section 6(d).

5.
Section 7.  Section 7 of each Agreement shall be replaced by the following:  “COMPANY shall be responsible for determining parental advisory warning status for all eMasters, and if such parental advisory is required or otherwise deemed appropriate for a particular eMaster, COMPANY shall provide an appropriate parental advisory warning for such eMaster in the Content File, and ITUNES shall conspicuously display such parental advisory when other information about such eMaster is displayed.”

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

3 of 5

6.
Section 8.  The final sub-section of Section 8 of each Agreement (whether Section 8(d) or 8(g), as applicable) shall be amended by adding the words “(via iTunes Connect)” after the words “COMPANY shall provide ITUNES” in the last sentence, and deleting the remainder of the sub-section following the words “to effect payment”.

7.
Section 10.  Section 10 of each Agreement shall be amended by adding the words “; provided, for avoidance of doubt, that COMPANY shall not include any digital watermark or similar technologies in the audio (or video) file itself“ at the end of Section 10(a), and deleting the words “excluding the Security Solution” from Section 10(b).

8.	Section 12. Section 12(a) of each Agreement shall be deleted in its entirety.

9.	Section 13. Section 13 of each Agreement shall be amended as follows:

•
Section 13(a) shall be replaced by the following: “ITUNES shall maintain and keep complete and accurate books and records concerning the amounts payable to COMPANY arising from transactions relating to ITUNES’ sale of [xxxxxx].”

•
The first sentence of Section 13(b) shall be replaced by the following:  “Upon reasonable advance written notice [xxxxxx], for up to [xxxxxx] (the “Audit Period”), COMPANY, at COMPANY’s sole expense, may appoint an independent certified public accountant not then engaged in any audit of ITUNES or COMPANY to audit applicable books and records of ITUNES at ITUNES’ principal place of business in the Territory for the sole purpose of verifying the amounts due from ITUNES to COMPANY hereunder.”

•
The first sentence of Section 13(c) shall be replaced by the following:  “COMPANY shall be deemed to have consented to all Sales Reports rendered by ITUNES hereunder, and said Sales Reports shall be binding upon COMPANY and shall not be subject to any objection by COMPANY for any reason unless specific objections are provided to ITUNES in writing within [xxxxxx] of the rendering of the Sales Report.”

10.	Section 15. Section 15(d) of each Agreement shall be amended by deleting the words “THE SECURITY SOLUTION”, and replacing the words “OF THE FOREGOING” by the word “THEREOF.”

11.
Exhibits.  Exhibits A, B-1, B-2, C-1, C-2, D and E of each Agreement shall be deleted in their entirety, and replaced by Exhibits A, B, C, D and E attached to the Schedules hereto, as applicable to the Territory of such Agreement.  All references in each Agreement to Exhibits B-1 and B-2 shall be changed to Exhibits A and B, respectively.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

4 of 5

12.	Effective Date. The “Effective Date” of each Agreement shall remain the same as before.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized.

APPLE INC.		COMPANY

By:	/s/ Eddy Cue	By:	/s/ Greg Scholl
Name: Eddy Cue		Name: Greg Scholl
Title: VP, iTunes		Title: President & CEO

ITUNES S.à.r.l.

By:	/s/ Carsten Dierksen
Name: Carsten Dierksen
Title: Business Manager
Place of signature: Luxembourg

APPLE PTY LIMITED, ABN 46 002 510 054

By:	/s/ Eddy Cue
Name: Eddy Cue
Title: VP, iTunes

ITUNES K.K.

By:	/s/ Eddy Cue
Name: Eddy Cue
Title: Representative Director

5 of 5

Schedule 1 – United States and Canada

The following additional amendments shall be made with respect to the Agreement whose territory is the United States and Canada (the “US-Canada Agreement”):

1.
Section 3. The following sentences shall be added at the end of Section 3(c): “All COMPANY Content will be delivered to a server in California by means of telecommunications or via “load & leave” per California regulation 1502. No tangible personal property will transfer to ITUNES.”

2.	Section 4. Section 4 of the US-Canada Agreement shall be amended as follows:

•	The words “, sound recording performance” shall be added after the word “distribution” in Sections 4(a)(i) and 4(b)(i)(A).

•
Section 4(a)(iv) shall be replaced by the following: “(iv) any other royalties, fees and/or sums payable with respect to the sound recordings (including the musical compositions embodied therein), Artwork, metadata and other materials provided by COMPANY and/or ITUNES’ authorized use thereof hereunder, except that ITUNES shall be responsible solely for any payments for the public performance rights in any musical compositions embodied in COMPANY Content (to the extent such rights may be implicated, if at all, by ITUNES’ exploitation or other use of COMPANY Content hereunder).”

•	The words “(currently estimated at eight percent (8%) of retail price)” shall be deleted from Section 4(b)(ii).

3.	Section 5. Section 5 of the US-Canada Agreement shall be amended by deleting the second sentence thereof.

4.
Section 8. Section 8 of the US-Canada Agreement shall be amended by adding the words “and shall be paid in United States dollars (US$) for sales in the United States and in Canadian dollars (CDN$) for sales in Canada“ at the end of Section 8(b).

5.	Exhibits. Exhibits A, B-1, B-2, C-1, C-2, D and E of the US-Canada Agreement shall be deleted in their entirety, and replaced by Exhibits A, B, C, D and E attached to this Schedule 1.

Schedule 1 – Page 1 of 9

EXHIBIT A

Schedule of Wholesale Prices - Audio

Single-Track Wholesale Prices

Single Tier	US Wholesale Price [xxxxxx]	Canada Wholesale Price [xxxxxx]
1	US$[xxxxxx]	CDN$[xxxxxx]
2	US$[xxxxxx]	CDN$[xxxxxx]
3	US$[xxxxxx]	CDN$[xxxxxx]

Multi-Track Album Wholesale Prices (excluding taxes)

Album Tier	US Wholesale Price	Canada Wholesale Price
Digital 45	US$[xxxxxx]	CDN$[xxxxxx]
Mini EP	US$[xxxxxx]	CDN$[xxxxxx]
EP	US$[xxxxxx]	CDN$[xxxxxx]
Mini Album	US$[xxxxxx]	CDN$[xxxxxx]
Budget One	US$[xxxxxx]	CDN$[xxxxxx]
Budget Two	US$[xxxxxx]	CDN$[xxxxxx]
Back	US$[xxxxxx]	CDN$[xxxxxx]
Mid	US$[xxxxxx]	CDN$[xxxxxx]
Mid/Front	US$[xxxxxx]	CDN$[xxxxxx]
Front	US$[xxxxxx]	CDN$[xxxxxx]
Front Plus	US$[xxxxxx]	CDN$[xxxxxx]
Multi-CD Set	[xxxxxx]	[xxxxxx]

Notwithstanding anything to the contrary herein (including any album tier designation pursuant hereto), the wholesale price for any multi-track album shall not exceed [xxxxxx].

Subject to any limitations set forth herein regarding the use of a particular tier, COMPANY shall have the right to designate the single or album tier, as applicable, for each eMaster provided by COMPANY to ITUNES. In the event COMPANY does not designate a tier for

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

Schedule 1 – Page 2 of 9

a particular eMaster, COMPANY shall be deemed to have designated Tier 2 for any such single eMaster and the Mid/Front Tier for any such multi-track album eMaster, until such time as COMPANY designates a different tier for such eMaster. [xxxxxx] ITUNES shall implement any changed tier designation in accordance with ITUNES' standard business practices. ITUNES may in its discretion make available additional tiers during the Term.

[xxxxxx]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

Schedule 1 – Page 3 of 9

EXHIBIT B

Schedule of Wholesale Prices – Videos

Single Video Wholesale Prices

Single Video Tier	US Wholesale Price	Canada Wholesale Price
1	US$[xxxxxx]	CDN$[xxxxxx]
2	US$[xxxxxx]	CDN$[xxxxxx]
3	US$[xxxxxx]	CDN$[xxxxxx]

COMPANY shall have the right to designate the tier for each eMaster provided by COMPANY to ITUNES. In the event COMPANY does not designate a tier for a particular eMaster, COMPANY shall be deemed to have designated Tier 2 for any such eMaster, until such time as COMPANY designates a different tier for such eMaster. [xxxxxx]. ITUNES shall implement any changed tier designation in accordance with ITUNES' standard business practices. ITUNES may in its discretion make available additional tiers during the Term.

Other Products

If ITUNES at any time during the Term exercises its discretion under Section 3(b) to accept additional product configurations, then ITUNES will make available one or more wholesale price tiers for such additional products. If multiple tiers are made available, COMPANY shall have the right to designate any applicable tier for each product of COMPANY Content delivered by COMPANY to ITUNES [xxxxxx]. ITUNES shall implement any changed tier designation in accordance with ITUNES' standard business practices. Notwithstanding anything to the contrary herein (including any wholesale price tier made available by ITUNES or tier designation by COMPANY), the wholesale price for any product shall not exceed [xxxxxx].

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

Schedule 1 – Page 4 of 9

EXHIBIT C

Upgrades

The term “DRM eMaster” shall mean a sound recording previously sold via the Online Store in a digital format including the proprietary Apple content protection system marketed as Fairplay.

[xxxxxx]

Single / Album Tier	US Upgrade Wholesale Price	Canada Upgrade Wholesale Price
Single	US$[xxxxxx]	CDN$[xxxxxx]
Digital 45	US$[xxxxxx]	CDN$[xxxxxx]
Mini EP	US$[xxxxxx]	CDN$[xxxxxx]
EP	US$[xxxxxx]	CDN$[xxxxxx]
Mini Album	US$[xxxxxx]	CDN$[xxxxxx]
Budget One	US$[xxxxxx]	CDN$[xxxxxx]
Budget Two	US$[xxxxxx]	CDN$[xxxxxx]
Back	US$[xxxxxx]	CDN$[xxxxxx]
Mid	US$[xxxxxx]	CDN$[xxxxxx]
Mid/Front	US$[xxxxxx]	CDN$[xxxxxx]
Front	US$[xxxxxx]	CDN$[xxxxxx]
Front Plus	US$[xxxxxx]	CDN$[xxxxxx]
Multi-CD Set	[xxxxxx]	[xxxxxx]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

Schedule 1 – Page 5 of 9

EXHIBIT D: Music Videos

The following additional or modified terms and conditions shall apply to the sale of permanent downloads of music videos under the Agreement. In all other respects the terms and conditions of the Agreement shall apply equally to music videos. Solely for purposes of this Exhibit D:

1.
Section 1(b) shall state: “COMPANY Content” means music videos, including, without limitation, audio and video files, owned or controlled by COMPANY that COMPANY has cleared for use by ITUNES pursuant to the terms of this Agreement. COMPANY shall not provide to ITUNES any music videos that have not been so cleared.

2.
Section 1(d) shall state: “eMaster” means a copy of COMPANY Content in DRM-free digital format suitable for exploitation on the Online Store (provided that the audio and video quality and integrity attributable to such format shall at all times be commensurate with the audio and video quality and integrity generally attributable to the format of third party short-form music videos available on the Online Store), which ITUNES may sell on the Online Store pursuant to the terms and conditions of this Agreement. [xxxxxx]

3.
Section 3(b) shall state: COMPANY shall make all COMPANY Content that COMPANY authorizes herein for sale on the Online Store available as single videos. From time to time during the Term, ITUNES may in its discretion decide to accept additional product configurations (e.g., multi-video albums) from COMPANY, in which case COMPANY may, in its discretion, offer to make particular COMPANY Content available for sale on the Online Store in such product configurations.

4.
Section 4 shall state: COMPANY shall be responsible for: (i) obtaining all rights of, and all waivers of any applicable moral or similar rights by, artists, performers, writers, producers, directors, the composers, lyricists, authors and/or publishers of any musical compositions embodied in COMPANY Content (including their mechanical, i.e., reproduction and distribution, rights), and any other third party rights holders necessary for ITUNES’ unencumbered sale, promotion, storage, distribution and other use as authorized hereunder of COMPANY Content, Artwork, metadata and/or any other materials provided to ITUNES by COMPANY; and (ii) making corresponding full and timely payments of all royalties, residuals, participation payments, repeat fees and/or other sums payable for such rights and/or waivers, and all payments that may be required under any collective bargaining, union or guild agreements related to the COMPANY Content or its exploitation or other use hereunder, including any similar payments which are not now but hereafter become payable, except that ITUNES shall be responsible for obtaining or making payments solely for any public performance

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

Schedule 1 – Page 6 of 9

rights in the United States, and any communication to the public rights in Canada, in any musical compositions embodied in COMPANY Content (to the extent such rights may be implicated, if at all, by ITUNES’ exploitation or other use of COMPANY Content hereunder).

5.	All references to Exhibit A shall instead be to Exhibit B.

6.	The following Upgrade Wholesale Prices shall apply for Single video eMasters: US$[xxxxxx] and CDN$[xxxxxx].

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

Schedule 1 – Page 7 of 9

EXHIBIT E

Complete My Album

Notwithstanding any other provisions of this Agreement, the following terms shall apply to any CMA Offers and CMA Transactions (as defined below):

1.	Definitions:

(a)           “Purchased Track” means a track or video previously acquired by a customer from the Online Store by (i) purchase by any payment means or (ii) through a promotional download, so long as ITUNES paid to COMPANY the appropriate wholesale price under this Agreement for such download.

(b)           “CMA Album” means an album with which one or more Purchased Tracks are “associated” (as provided in paragraph 3 below).

(c)           “Remaining Tracks” means all tracks or videos contained on a CMA Album, other than any Purchased Tracks.

(d)           “CMA Offer” means the option by a particular customer to purchase the Remaining Tracks of a CMA Album as a bundle – i.e., to “complete” that album – at a specified bundle price.

(e)           “CMA Transaction” means the purchase by a customer of the Remaining Tracks of a particular CMA Album as a bundle at a specified bundle price.

(f)           “Advance Single” means a single track released on the Online Store in advance of the release of the corresponding album (e.g., a radio edit or pre-release single).

(g)           “Subsequent Album” means the album, released subsequent to an Advance Single’s release, on which the Advance Single was included upon the album’s release.

2.	Authorization of CMA Offers and Transactions. ITUNES is hereby authorized to make CMA Offers and conclude CMA Transactions as provided in this Exhibit.

3.	“Associated” Purchased Tracks and CMA Albums.

(a)           Except as provided in paragraphs 3(b)-(e) below, a Purchased Track is only deemed “associated” with the album on the Online Store off of which it was acquired by the customer.

(b)           For Advance Singles, the Subsequent Album shall be deemed to be the “associated” CMA Album. If only one (unmarked) version of the Advance Single was offered, and both clean and explicit versions of the Subsequent Album are

Schedule 1 – Page 8 of 9

offered on the Online Store, then each such version of the Subsequent Album shall be deemed to be a CMA Album “associated” with the Advance Single.

(c)           If standard and deluxe versions of an album are offered on the Online Store, then each such version of the album shall be deemed to be a CMA Album “associated” with any Purchased Track acquired off of either version of the album.

(d)           A redelivered album shall be deemed to be a CMA Album “associated” with any Purchased Track that was acquired off of any version of that same album that was previously available (but is no longer available) on the Online Store under the authority of COMPANY. ITUNES will use commercially reasonable efforts to create automated “matching” such that CMA Offers involving redelivered albums are made available to customers consistent with this subparagraph.

(e)           A Purchased Track originally purchased in DRM eMaster (as defined in Exhibit C) format off of the DRM eMaster version of a particular album, and then subsequently upgraded to eMaster format, shall thereafter also be deemed “associated” with the eMaster version of that album.

(f)           To the extent a customer is presented with more than one CMA Offer with respect to the same Purchased Track (because more than one album is deemed a CMA Album “associated” with such Purchased Track hereunder), the customer may only select one such option. In no event may one Purchased Track be applied to more than one CMA Transaction.

4.	Partial Albums. Only full albums (including video albums) available for sale on the Online Store are eligible to be CMA Albums. Partial albums are not eligible.

5.
Wholesale Price. ITUNES will pay COMPANY the CMA Wholesale Price (as defined in this paragraph) for each CMA Transaction. The CMA Wholesale Price will equal the wholesale price under this Agreement for the CMA Album in effect at the time of the CMA Transaction (“Regular Wholesale Price”) less the sum of the wholesale prices ITUNES previously paid for the Purchased Tracks to COMPANY; provided, however, that the CMA Wholesale Price in no event shall be less than the wholesale price under this Agreement for a single track (a single music video in the event the CMA Album is a video-only album) in effect at the time of the CMA Transaction. For avoidance of doubt, ITUNES may determine retail prices on the Online Store, including retail prices for CMA Transactions, entirely at its sole discretion.

6.
Reporting. Each CMA Transaction will be reflected on sales and royalty reports as follows: (i) a new sale of the full CMA Album at the Regular Wholesale Price, identified as a CMA sale; and (ii) a return (i.e., negative royalty) for each Purchased Track contained on the CMA Album in the amount ITUNES previously paid for the Purchased Track to COMPANY, each identified as a CMA return.

Schedule 1 – Page 9 of 9

Schedule 2 – Europe

The following additional amendments shall be made with respect to the Agreement whose territory is Europe (the “Europe Agreement”):

1.	Section 5. Section 5 of the Europe Agreement shall be amended by deleting the second and third sentences thereof.

2.
Section 8. Section 8(b) of the Europe Agreement shall be replaced by the following: “ITUNES shall pay eMaster Proceeds to COMPANY in the amount set forth in a [xxxxxx] sales report reflecting all sales of eMasters and corresponding eMaster Proceeds for the particular [xxxxxx] period ("Sales Report") and in accordance with ITUNES standard business practices after the end of each [xxxxxx] period during the Term.  Notwithstanding the foregoing, only if COMPANY resides in Luxembourg, then COMPANY [xxxxxx] shall provide to ITUNES a valid VAT (if applicable) eMaster Proceeds invoice ("Invoice") accurately based on such Sales Report; and ITUNES will send payment to COMPANY in the amount set forth in such Invoice [xxxxxx] after Invoice receipt. ITUNES will make each Sales Report available to COMPANY via iTunes Connect and will notify COMPANY via email when each Sales Report is available. ITUNES may modify the foregoing process in its reasonable discretion [xxxxxx]. For avoidance of doubt, eMaster Proceeds shall constitute COMPANY’s full consideration hereunder and shall be paid in Euros.”

3.	Exhibits. Exhibits A, B-1, B-2, C-1, C-2, D and E of the Europe Agreement shall be deleted in their entirety, and replaced by Exhibits A, B, C, D and E attached to this Schedule 2.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

Schedule 2 - Page 1 of 9

EXHIBIT A

Schedule of Wholesale Prices - Audio

Single-Track Wholesale Prices

[xxxxxx]

Single Tier	Wholesale Price
1	€[xxxxxx]
2	€[xxxxxx]
3	€[xxxxxx]

Multi-Track Album Wholesale Prices

Album Tier	Wholesale Price
Digital 45	€[xxxxxx]
Mini-EP	€[xxxxxx]
EP	€[xxxxxx]
Mini Album	€[xxxxxx]
Budget One	€[xxxxxx]
Budget Two	€[xxxxxx]
Back	€[xxxxxx]
Mid	€[xxxxxx]
Mid/Front	€[xxxxxx]
Front	€[xxxxxx]
Front Plus	€[xxxxxx]
Multi-CD Set	[xxxxxx]

Notwithstanding anything to the contrary herein (including any album tier designation pursuant hereto), the wholesale price for any multi-track album shall not exceed [xxxxxx].

Subject to any limitations set forth herein regarding the use of a particular tier, COMPANY shall have the right to designate the single or album tier, as applicable, for each eMaster provided by COMPANY to ITUNES. In the event COMPANY does not designate a tier for a particular eMaster, COMPANY shall be deemed to have designated Tier 2 for any such single eMaster and the Mid/Front Tier for any such multi-track album eMaster, until such

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

Schedule 2 - Page 2 of 9

time as COMPANY designates a different tier for such eMaster. [xxxxxx] ITUNES shall implement any changed tier designation in accordance with ITUNES' standard business practices. ITUNES may in its discretion make available additional tiers during the Term.

[xxxxxx]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

Schedule 2 - Page 3 of 9

EXHIBIT B

Schedule of Wholesale Prices - Videos

Single Video Wholesale Prices

Single Video Tier	Wholesale Price
1	€ [xxxxxx]
2	€[xxxxxx]
3	€[xxxxxx]

COMPANY shall have the right to designate the tier for each eMaster provided by COMPANY to ITUNES. In the event COMPANY does not designate a tier for a particular eMaster, COMPANY shall be deemed to have designated Tier 2 for any such eMaster, until such time as COMPANY designates a different tier for such eMaster. [xxxxxx] ITUNES shall implement any changed tier designation in accordance with ITUNES' standard business practices. ITUNES may in its discretion make available additional tiers during the Term.

Other Products

If ITUNES at any time during the Term exercises its discretion under Section 3(b) to accept additional product configurations, then ITUNES will make available one or more wholesale price tiers for such additional products. If multiple tiers are made available, COMPANY shall have the right to designate any applicable tier for each product of COMPANY Content delivered by COMPANY to ITUNES [xxxxxx]. ITUNES shall implement any changed tier designation in accordance with ITUNES' standard business practices. Notwithstanding anything to the contrary herein (including any wholesale price tier made available by ITUNES or tier designation by COMPANY), the wholesale price for any product shall not exceed [xxxxxx].

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

Schedule 2 - Page 4 of 9

EXHIBIT C

Upgrades

The term “DRM eMaster” shall mean a sound recording previously sold via the Online Store in a digital format including the proprietary Apple content protection system marketed as Fairplay.

[xxxxxx]

Single / Album Tier	Upgrade Wholesale Price
Single	€[xxxxxx]
Digital 45	€[xxxxxx]
Mini EP	€[xxxxxx]
EP	€[xxxxxx]
Mini Album	€[xxxxxx]
Budget One	€[xxxxxx]
Budget Two	€[xxxxxx]
Back	€[xxxxxx]
Mid	€[xxxxxx]
Mid/Front	€[xxxxxx]
Front	€[xxxxxx]
Front Plus	€[xxxxxx]
Multi-CD Set	[xxxxxx]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

Schedule 2 - Page 5 of 9

EXHIBIT D

Music Videos

The following additional or modified terms and conditions shall apply to the sale of permanent downloads of music videos under the Agreement. In all other respects the terms and conditions of the Agreement shall apply equally to music videos. Solely for purposes of this Exhibit D:

1.
Section 1(b) shall state: “COMPANY Content” means music videos, including, without limitation, audio and video files, owned or controlled by COMPANY that COMPANY has cleared for use by ITUNES pursuant to the terms of this Agreement. COMPANY shall not provide to ITUNES any music videos that have not been so cleared.

2.
Section 1(d) shall state: “eMaster” means a copy of COMPANY Content in DRM-free digital format suitable for exploitation on the Online Store (provided that the audio and video quality and integrity attributable to such format shall at all times be commensurate with the audio and video quality and integrity generally attributable to the format of third party short-form music videos available on the Online Store), which ITUNES may sell on the Online Store pursuant to the terms and conditions of this Agreement. [xxxxxx]

3.
Section 3(b) shall state: COMPANY shall make all COMPANY Content that COMPANY authorizes herein for sale on the Online Store available as single videos. From time to time during the Term, ITUNES may in its discretion decide to accept additional product configurations (e.g., multi-video albums) from COMPANY, in which case COMPANY may, in its discretion, offer to make particular COMPANY Content available for sale on the Online Store in such product configurations.

4.	Section 4 shall state:

(a)
Except as provided in Section 4(b) below, COMPANY shall be responsible for: (i) obtaining all rights of, and all waivers of any applicable moral or similar rights by, artists, performers, writers, producers, directors and any other third party rights holders necessary for ITUNES’ unencumbered sale, promotion, storage, distribution and other use as authorized hereunder of COMPANY Content, Artwork, metadata and/or any other materials provided to ITUNES by COMPANY; and (ii) making corresponding full and timely payments of all royalties, residuals, participation payments, repeat fees and/or other sums payable for such rights and/or waivers, and all payments that may be required under any collective bargaining, union or guild agreements related to the COMPANY Content or its exploitation or other use

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

Schedule 2 - Page 6 of 9

hereunder, including any similar payments which are not now but hereafter become payable.

(b)
ITUNES shall be responsible for: (i) obtaining the reproduction (i.e., mechanical), public performance and communication to the public rights in the musical compositions embodied in COMPANY Content as may be reasonably necessary for ITUNES’ sale, promotion, storage, distribution and other use as authorized hereunder of COMPANY Content (“Author’s Rights”); and (ii) making corresponding full and timely payments of all royalties and/or other sums payable for such rights, including any similar payments which are not now but hereafter become payable. Notwithstanding the foregoing, to the extent that COMPANY owns or controls any part of such rights (whether directly or indirectly), COMPANY shall not withhold such rights in any way that could frustrate the purpose of this Agreement. The Parties acknowledge that the wholesale prices set forth in Exhibit B reflect a deduction for Author’s Rights at the prevailing industry-wide royalty rates (currently estimated at eight percent (8%) of retail price) and that, in the event that higher or lower prevailing industry-wide royalty rates are established (whether by a court or tribunal within the Territory or through negotiations), then the wholesale prices set forth in Exhibit B shall be prospectively reduced or increased (as the case may be) using such established industry-wide royalty rates.

5.	All references to Exhibit A shall instead be to Exhibit B.

6.	The following Upgrade Wholesale Price shall apply for Single video eMasters: €[xxxxxx].

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted provisions under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

Schedule 2 - Page 7 of 9

EXHIBIT E

Complete My Album

Notwithstanding any other provisions of this Agreement, the following terms shall apply to any CMA Offers and CMA Transactions (as defined below):

1.	Definitions:

(a)           “Purchased Track” means a track or video previously acquired by a customer from the Online Store by (i) purchase by any payment means or (ii) through a promotional download, so long as ITUNES paid to COMPANY the appropriate wholesale price under this Agreement for such download.

(b)           “CMA Album” means an album with which one or more Purchased Tracks are “associated” (as provided in paragraph 3 below).

(c)           “Remaining Tracks” means all tracks or videos contained on a CMA Album, other than any Purchased Tracks.

(d)           “CMA Offer” means the option by a particular customer to purchase the Remaining Tracks of a CMA Album as a bundle – i.e., to “complete” that album – at a specified bundle price.

(e)           “CMA Transaction” means the purchase by a customer of the Remaining Tracks of a particular CMA Album as a bundle at a specified bundle price.

(f)           “Advance Single” means a single track released on the Online Store in advance of the release of the corresponding album (e.g., a radio edit or pre-release single).

(g)           “Subsequent Album” means the album, released subsequent to an Advance Single’s release, on which the Advance Single was included upon the album’s release.

2.	Authorization of CMA Offers and Transactions. ITUNES is hereby authorized to make CMA Offers and conclude CMA Transactions as provided in this Exhibit.

3.	“Associated” Purchased Tracks and CMA Albums.

(a)           Except as provided in paragraphs 3(b)-(e) below, a Purchased Track is only deemed “associated” with the album on the Online Store off of which it was acquired by the customer.

(b)           For Advance Singles, the Subsequent Album shall be deemed to be the “associated” CMA Album. If only one (unmarked) version of the Advance Single was offered, and both clean and explicit versions of the Subsequent Album are

Schedule 2 - Page 8 of 9

offered on the Online Store, then each such version of the Subsequent Album shall be deemed to be a CMA Album “associated” with the Advance Single.

(c)           If standard and deluxe versions of an album are offered on the Online Store, then each such version of the album shall be deemed to be a CMA Album “associated” with any Purchased Track acquired off of either version of the album.

(d)           A redelivered album shall be deemed to be a CMA Album “associated” with any Purchased Track that was acquired off of any version of that same album that was previously available (but is no longer available) on the Online Store under the authority of COMPANY. ITUNES will use commercially reasonable efforts to create automated “matching” such that CMA Offers involving redelivered albums are made available to customers consistent with this subparagraph.

(e)           A Purchased Track originally purchased in DRM eMaster (as defined in Exhibit C) format off of the DRM eMaster version of a particular album, and then subsequently upgraded to eMaster format, shall thereafter also be deemed “associated” with the eMaster version of that album.

(f)           To the extent a customer is presented with more than one CMA Offer with respect to the same Purchased Track (because more than one album is deemed a CMA Album “associated” with such Purchased Track hereunder), the customer may only select one such option. In no event may one Purchased Track be applied to more than one CMA Transaction.

4.	Partial Albums. Only full albums (including video albums) available for sale on the Online Store are eligible to be CMA Albums. Partial albums are not eligible.

5.
Wholesale Price. ITUNES will pay COMPANY the CMA Wholesale Price (as defined in this paragraph) for each CMA Transaction. The CMA Wholesale Price will equal the wholesale price under this Agreement for the CMA Album in effect at the time of the CMA Transaction (“Regular Wholesale Price”) less the sum of the wholesale prices ITUNES previously paid for the Purchased Tracks to COMPANY; provided, however, that the CMA Wholesale Price in no event shall be less than the wholesale price under this Agreement for a single track (a single music video in the event the CMA Album is a video-only album) in effect at the time of the CMA Transaction. For avoidance of doubt, ITUNES may determine retail prices on the Online Store, including retail prices for CMA Transactions, entirely at its sole discretion.

6.
Reporting. Each CMA Transaction will be reflected on sales and royalty reports as follows: (i) a new sale of the full CMA Album at the Regular Wholesale Price, identified as a CMA sale; and (ii) a return (i.e., negative royalty) for each Purchased Track contained on the CMA Album in the amount ITUNES previously paid for the Purchased Track to COMPANY, each identified as a CMA return.

Schedule 2 - Page 9 of 9